Exhibit 10.1

FOURTH AMENDMENT TO
M/I HOMES, INC.
1993 STOCK INCENTIVE PLAN AS AMENDED

This Fourth Amendment (this “Amendment”) to the M/I Homes, Inc. 1993 Stock Incentive Plan, as amended (the “Plan”) is effective as of August 28, 2008.

WHEREAS, M/I Homes, Inc. (the “Company”) previously adopted the First Amendment to the Plan in April, 1999, the Second Amendment to the Plan in February, 2001 and the Third Amendment to the Plan in April, 2006; and

WHEREAS, pursuant to Paragraph 13 of the Plan, the Company desires to amend the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.           The title of the Plan is hereby deleted in its entirety and the following is substituted therefor:

M/I HOMES, INC. 1993 STOCK INCENTIVE PLAN AS AMENDED

2.           Paragraph 2(g) of the Plan is hereby deleted in its entirety and the following is substituted therefor:

(g)           “Common Stock” means the Company’s common shares, $.01 par value per share.

3.           Paragraph 2(h) of the Plan is hereby deleted in its entirety and the following is substituted therefor:

(h)           “Company” means M/I Homes, Inc., an Ohio corporation.

4.           Paragraph 9 of the Plan is hereby amended by deleting in its entirety the phrase “or to become due” from clause (ii) of the third sentence thereof.

5.           Subparagraph (a) of Paragraph 10 of the Plan is hereby amended by adding the following to the end thereof:

Notwithstanding the foregoing, any adjustment made pursuant to this subparagraph 10(a) shall be made in accordance with the requirements of Code Section 409A, to the extent applicable.

6.           Subparagraph (c)(2) of Paragraph 10 of the Plan is hereby amended by adding the following to the end thereof:

Notwithstanding the foregoing, any adjustment made pursuant to this subparagraph 10(c)(2) shall be made in accordance with the requirements of Code Section 409A, to the extent applicable.

7.           Paragraph 14 of the Plan is hereby amended by adding the following subparagraph (e) to the end thereof:

(e)           It is intended that the Awards granted under the Plan be exempt from the requirements of Code Section 409A and the Treasury Regulations promulgated thereunder, and the Plan will be interpreted, administered and operated accordingly.  Nothing herein shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant.

IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be executed by its duly authorized officer effective as of August 28, 2008.

M/I HOMES, INC.

By:	/s/Robert H. Schottenstein

Its:	Chief Executive Officer